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February 23, 2007

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:   ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
      ML of New York IRA Annuity - Registration No. 333-98283
      ML of New York Investor Choice - IRA Series - Registration No. 333-119797

Commissioners:

ML Life Insurance Company of New York (the "Company"), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended December 31, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT MAILINGS:

AIM Basic Value Fund, SEC File No.: 811-02699
AIM Mid Cap Core Equity Fund, SEC File No.: 811-02699
The American Funds -The Bond Fund of America, SEC File No.: 811-02444
The American Funds - The Investment Company of America, SEC File No.: 811-00116 Cohen & Steers - Realty Income Fund, Inc., SEC File No.: 811-08287
Columbia Acorn Trust - Columbia Acorn USA, SEC File No.: 811-01829
Dreyfus Appreciation Fund, Inc., SEC File No.: 811-03081
Lord Abbett Bond Debenture Fund, Inc., SEC File No.: 811-02145
Lord Abbett Mid-Cap Value Fund, Inc., SEC File No.: 811-03691
Merrill Lynch Ready Assets Trust, SEC File No.: 811-02556
BlackRock International Index Fund, SEC File No.: 811-07899
BlackRock Small Cap Index Fund, SEC File No.: 811-07899
Pioneer Fund, SEC File No.: 811-01466
Seligman Value Fund Series, Inc - Seligman Smaller-Cap Value Fund, SEC File No.:
811-08031
Van Kampen Comstock Fund, SEC File No.: 811-01570
Van Kampen Equity and Income Fund, SEC File No.: 811-00919

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SEMI-ANNUAL REPORT MAILINGS:

Delaware Group Equity Funds III-Delaware Trend Fund, SEC File No.: 811-01485 BlackRock Basic Value Fund, Inc., SEC File No.: 811-02739
BlackRock Short Term Bond Fund, SEC File No.: 811-10053
BlackRock Global SmallCap Fund, Inc., SEC File No.: 811-07171
Oppenheimer Main Street Small Cap Fund, SEC File No.: 811-09333
Allianz Funds - OCC Renaissance Fund, SEC File No.: 811-09491
Allianz Funds - NFJ Small Cap Value Fund, SEC File No.: 811-06161
Allianz CCM Capital Appreciation Fund, SEC File No.: 811-06161
Putnam International Equity Fund, SEC File No.: 811-06190
JPMorgan Multi-Cap Market Neutral Fund, SEC File No.: 811-04236

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                      ML Life Insurance Company of New York
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534
                     Home Office: 222 Broadway, New York, NY